UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 5, 2012

Date of Report (Date of earliest event reported)

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive

offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

H.B. Fuller Company (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission on March 8, 2012 (the “Original Form 8-K”) to, among other things, report the completion of the Company’s acquisition of the global industrial adhesives and synthetic polymers business (the “Business”) of Forbo Holding AG (“Forbo”) pursuant to the Master Purchase Agreement, dated December 21, 2011, between the Company and Forbo. This Form 8-K/A amends Item 9.01 of the Original Form 8-K for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 with respect to the Company’s acquisition of the Business.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited combined financial statements of the Business as of and for the years ended December 31, 2010 and 2009 are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

The consent of PricewaterhouseCoopers AG is attached as Exhibit 23.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

The unaudited condensed combined financial information of the Business as of and for the six month period ended June 30, 2011 and 2010 are attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

The awareness letter from PricewaterhouseCoopers AG is attached as Exhibit 15.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information related to the Company’s acquisition of the Business is attached as Exhibit 99.3 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:

(i)	Unaudited pro forma condensed combined balance sheet as of March 3, 2012;

(ii)	Unaudited pro forma condensed combined statement of income for the fiscal year ended December 3, 2011; and

(iii)	Unaudited pro forma condensed combined statement of income for the 13 weeks ended March 3, 2012.

(d)	Exhibits.

No.	Description

15.1	Awareness letter from PricewaterhouseCoopers AG.

23.1	Consent of PricewaterhouseCoopers AG.

99.1	Audited combined financial statements of the Business as of and for the years ended December 31, 2010 and 2009.

99.2	Unaudited condensed combined financial information of the Business as of and for the six month period ended June 30, 2011 and 2010.

99.3	Unaudited pro forma condensed combined financial information as of and for the 13 weeks ended March 3, 2012 and unaudited pro forma condensed combined statement of income for the fiscal year ended December 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H.B. FULLER COMPANY

Date: May 21, 2012	By:	/s/ James R. Giertz
James R. Giertz
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description

15.1	Awareness letter from PricewaterhouseCoopers AG.

23.1	Consent of PricewaterhouseCoopers AG.

99.1	Audited combined financial statements of the Business as of and for the years ended December 31, 2010 and 2009.

99.2	Unaudited condensed combined financial information of the Business as of and for the six month periods ended June 30, 2011 and 2010.

99.3	Unaudited Pro Forma Financial Information as of and for the 13 weeks ended March 3, 2012 and unaudited pro forma condensed combined statement of income for the fiscal year ended December 3, 2011.